UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2010

MILWAUKEE IRON ARENA FOOTBALL, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-27831	91-1947658
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

11415 NW 123 Lane, Reddick, Florida	32686
(Address of principal executive offices	(Zip Code)

Registrant's telephone number, including area code: (718) 554-3652

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Compensatory Arrangements of Certain Officers.

On March 22, 2010, Milwaukee Iron Arena Football, Inc. (the “Company”, “we” or “our”) entered into an employment agreement with Andrew Vallozzi to serve as President of our wholly owned subsidiary Milwaukee Iron Arena Football Club, Inc. The Employment Agreement is effective from signing through December 31, 2015.

Pursuant to the terms of the Employment Agreement, Mr. Vallozzi shall receive an annual base salary of $125,000. In addition, Mr. Vallozzi receives a car allowance and expense reimbursement. Finally, Mr. Vallozzi will have the right to participate in any future employee benefit plans such as health insurance.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 23, 2010

Milwaukee Iron Arena Football, Inc.

By: /s/ Richard Astrom

Name: Richard Astrom

Title: Chief Executive Officer